Restricted Net Assets	12 Months Ended
Dec. 31, 2018
Restricted Net Assets [Abstract]
Restricted Net Assets
(20)	Restricted Net Assets

Relevant PRC statutory laws and regulations permit payments of dividends by the Group's PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Group's PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. As of December 31, 2017 and 2018, the Company had restricted net assets of RMB2,245,077 and RMB2,977,988 (including nil and nil restricted share capital and statutory reserves of the VIEs), respectively, which were not eligible to be distributed. These amounts were comprised of the registered capital of the Company's PRC subsidiaries and the statutory reserves disclosed in Note 14.